EXHIBIT 99
                                                                      ----------

                         FORM 3 JOINT FILER INFORMATION

Name:                                    Group 31, Inc.
Address:                                 201 Main Street
                                         Fort Worth, TX  76102
Designated Filer                         Scotsman Partners, L.P.
Issuer & Ticker Symbol:                  Williams Scotsman International, Inc.
                                         (WLSC)
Date of Event Requiring Statement:       09/19/05
Signature:                               By:  /s/ Kevin G. Levy
                                              ---------------------------------
                                              Vice President


Name:                                    J. Taylor Crandall
Address:                                 201 Main Street
                                         Fort Worth, TX  76102
Designated Filer                         Scotsman Partners, L.P.
Issuer & Ticker Symbol:                  Williams Scotsman International, Inc.
                                         (WLSC)
Date of Event Requiring Statement:       09/19/05
Signature:                               By:  /s/ Kevin G. Levy
                                              ---------------------------------
                                              Kevin G. Levy, Attorney-in-Fact(1)




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(1)  A Power of Attorney authorizing Kevin G. Levy to act on behalf of J. Taylor
     Crandall previously has been filed with the Securities and Exchange Commission.